UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 22, 2014

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2014 Annual Meeting of Stockholders of Neurocrine Biosciences, Inc. (the “Annual Meeting”) was held on May 22, 2014. As of the close of business on April 1, 2014, the record date for the Annual Meeting, there were 75,858,681 shares of common stock entitled to vote, of which there were 67,569,356 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on four matters: (i) the election of three Class III Directors for a term of three years expiring at the 2017 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of an amendment to the Company’s 2011 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 7,000,000 to 8,500,000, and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The voting results were as follows:

•	Election of three Class III Directors for a term of three years expiring at the 2017 Annual Meeting of Stockholders

Kevin C. Gorman	For	60,049,109	Withheld	1,060,784
Gary A. Lyons	For	46,816,789	Withheld	14,293,104
William H. Rastetter	For	54,249,506	Withheld	6,860,387

The three nominees for Class III Director were elected. Our Class I Directors, W. Thomas Mitchell and Joseph A. Mollica, continue in office until the 2015 Annual Meeting of Stockholders. The Class II Directors, Corinne H. Nevinny, Richard F. Pops and Stephen A. Sherwin, continue in office until the 2016 Annual Meeting of Stockholders.

There were 6,459,463 broker non-votes related to each of the three director nominees for election.

•	An advisory vote on the compensation paid to the named executive officers

Shares Voted:	For	59,763,369	Against	1,276,649	Abstain	69,875
Percent of Voted:	For	97.8%	Against	2.1%	Abstain	0.1%

There were 6,459,463 broker non-votes for this proposal.

The compensation of the named executive officers was approved on an advisory basis.

•	Approval of an amendment to the 2011 Equity Incentive Plan

Shares Voted:	For	58,713,910	Against	2,349,008	Abstain	46,975
Percent of Voted:	For	96.1%	Against	3.8%	Abstain	0.1%

There were 6,459,463 broker non-votes for this proposal.

The amendment to the 2011 Equity Incentive Plan was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014

Shares Voted:	For	66,499,039	Against	865,911	Abstain	204,406
Percent of Voted:	For	98.4%	Against	1.3%	Abstain	0.3%

The appointment of Ernst & Young LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 22, 2014	NEUROCRINE BIOSCIENCES, INC.

/S/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Chief Financial Officer